Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961

Strive International Developed Markets ETF (STXI)
Strive Mid-Cap ETF (STXM)

March 9, 2026
Supplement to the
Summary Prospectuses dated October 31, 2025 and
Prospectus and Statement of Additional Information,
each dated October 31, 2025
The Board of Trustees of EA Series Trust (the “Trust”) approved a proposal to liquidate the Strive International Developed Markets ETF and the Strive Mid-Cap ETF (each, a “Fund”, and together, the “Funds”), each a series of the Trust. Each Fund will be liquidated and dissolved on or about March 27, 2026 (the “Liquidation Date”).
In anticipation of the liquidation of each Fund, Empowered Funds, LLC dba EA Advisers, the Funds’ investment adviser, may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of a Fund may not be invested in a manner consistent with its stated investment objective and strategies, which may prevent the Fund from achieving its investment objective. The liquidation of each Fund’s portfolio holdings may result in brokerage and other transaction costs, which will be borne by the applicable Fund and its respective shareholders.
Each Fund will no longer accept orders for new creation units after the close of business on March 26, 2026, and trading in shares of each Fund will be halted after market close on March 27, 2026. On the Liquidation Date, each Fund will redeem all of its outstanding shares at their net asset value, and proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date. On the Liquidation Date, all outstanding shares of each Fund will be cancelled, and each Fund will cease operations.
Shareholders may sell their holdings of a Fund on the Fund’s exchange through the close of trading on March 26, 2026 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. There can be no assurance that there will be an active trading market for Fund shares prior to the Liquidation Date.
Shareholders who continue to hold shares of a Fund on the Fund’s Liquidation Date will receive a liquidating distribution with a value equal to their proportionate ownership interest in the Fund on that date. Your liquidating distribution, if applicable, may be an amount that is greater or less than the amount you might have received if you sold your shares on the Fund’s exchange prior to the Liquidation Date.
Prior to the Liquidation Date, each Fund may declare and pay its respective shareholders of record one or more taxable distributions of its investment company taxable income, if any, and/or net realized capital gains, if any.
Each Fund may pay more than one liquidating distribution. Distribution of liquidation proceeds, if any, to a Fund’s shareholders may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

Please retain this Supplement for future reference.